Investment Thesis Financial Data as of 3-31-16 Dated: May 16, 2016 Exhibit 99.1

Investment Thesis Executive Summary Slides 2 to 18 Financial Data as of 3-31-16 Dated: May 16, 2016

Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the expected timing, completion, financial benefits, and other effects of the proposed divestiture of Old National Bancorp’s (“Old National”) wholly-owned subsidiary, ONB Insurance Group, Inc. (“Old National Insurance”) as well as descriptions of Old National’s financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the recently completed mergers might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan (including integrating the recently completed merger with Anchor Bancorp Wisconsin Inc (“Anchor”); changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this presentation and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC. These forward-looking statements are made only as of the date of this presentation, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.

Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Snapshot of Old National

Summary Overview

Headquarters	Evansville, IN
Market Cap (millions)	$ 1,432
P / TBV	161%
Dividend Yield	4.2%
LTM Average Daily Volume	861,485
Total Assets	$ 11,932
Trust Assets Under Management	$8,264
Total Core Deposits	$ 8,422
1Q16 ROAA	0.91 %

Company Description

- Largest financial services bank holding company headquartered in Indiana with financial centers located in Indiana, Kentucky, Michigan and Wisconsin
  - 200+ financial centers, including newly acquired in Wisconsin
  - 225+ ATMs, including newly acquired in Wisconsin
- Focused on community banking with a full suite of product offerings:
  - Retail and small business
  - Wealth management
  - Mortgage
  - Investment services
  - Capital markets
  - Insurance
- Guided by three strategic imperatives
  - Strengthen the risk profile
  - Enhance management discipline
  - Achieve consistent quality earnings

Asset Mix


Other 13.1%
Covered Loans 0.8%
Investments 27.9%
Residential Real Estate Loans 13.9%
Consumer Loans 13.3%
Commercial Loans 15.0%
Commercial Real Estate Loans 16.0%

Liability Mix


Money Market 5.4%
Other 1.7%
Borrowed Funds 15.9%
Other Time 10.4%
NOW & Savings 42.7%
Demand Deposits 23.9%

1Q16 Revenue Breakdown


Investment Product Fees 2.9%
Other 8.6%
Change in IA -0.5%
Insurance 9.7%
ATM Fees 2.8%
Service Charges 7.1%
Net Interest Income 63.4%
Wealth Management 6.0%

Source: SNL Financial, Company filings, FactSet Estimates
Note: Market data as of May 11, 2016; financial information as of March 31, 2016.

$ in millions, except noted

5

A Strategic Framework for Creating Long-Term Shareholder Value Attractive footprint that offers both leading share in mature markets and room to expand in higher growth markets Consistent financial performance with distinct revenue streams and actions taken to improve efficiency Diverse loan portfolio with growth accelerating while maintaining strong credit metrics Disciplined acquisitions that are exceeding expectations with robust future opportunities Steward of capital – organic growth, dividend / share repurchases, and acquisitions Achieving strategic imperatives

Commitment to Excellence

Old National’s Landscape

Unemployment Rates in Top Growth Markets Unemployment rates have consistently been below the national average

1Q16 Highlights Net income of $27.0 million, or $0.24 per share 29.0% increase in net income and 33.3% increase in EPS Y/Y Adjusted earnings1 of $28.1 million, or $0.25 per share Continue to grow organic revenue 4.6% annualized organic loan growth ($79.6 million), net of change in covered loans Improve operating leverage 7.8% decline in operational expenses2 from 1Q15 Prudent use of capital Tangible Common Equity1 of 7.88% Increase in Tangible Book Value Per Share1 of 2.4% from 4Q15 Dividend yield of 4.2%3 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 See slide 41 for definition of operational expenses 3 Based on ONB stock price of $12.52 at 5-11-2016

1Q16 vs. 4Q15 Highlights Solid fundamentals driven by disciplined execution Organic Loan Growth +5%(annualized) Q/Q TBV +2% Q/Q 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliations $ in millions, except per share data Financial Highlights vs. 4Q15 Balance Sheet vs. 4Q15 Core Net Interest Margin1 3.08% +6 bps Tangible Book Value Per Share1 $7.80 2.4% Total Revenue (FTE) (less gains)1 $139.1 -6.9% EOP Assets $11,932.3 -0.5% Operational Expenses1 $97.0 +1.8% EOP Earning Assets $10,359.2 -1.1% Shares Outstanding 114,563 -0.1% EOP Total Loans, including LHFS $7,029.6 1.0% 30+ Day Delinquent Loans 0.30% -1 bps EOP Core Deposits $8,422.3 1.5% Net Charge-Offs/Average Loans 0.09% +12 bps EOP Tangible Common Equity1 $891.6 2.3% Nonperforming Assets Ratio 1.88% -23 bps Tangible Common Equity Ratio1 7.88% +22 bps

Strategic Actions Continue investment in higher growth markets Investing in higher growth markets as a result of the closing of the Anchor Bank partnership Improve operating leverage Approximately 150 basis point improvement in 2017’s efficiency ratio from the announced agreement to sell Old National Insurance Cost savings of 32% from Anchor partnership should further improve the efficiency ratio Prudent use of capital Agreement to sell Old National Insurance should improve tangible book value per share by $0.56 Tangible book value earn-back of less than 2.5 years for Anchor Bank partnership

Old National to Sell Insurance Subsidiary Divest non-core business with low return on invested capital (goodwill + operating capital) Pre-tax contribution1 of $6.3 million for 2015 $42.7 million in revenues for 2015 Old National Insurance 2015 efficiency ratio2 of approximately 85% Additional investment required in technology and producers Attractive value Purchase price of $93 million represents approximately 2.2x revenue or approximately 24x after-tax earnings Strengthens balance sheet Grows tangible book value per share by 7.2% or $0.56 (based on 3-31-16 pro-forma) Removes $47.7 million in goodwill and intangibles Estimated after-tax gain of $16 million to $18 million After-tax cash proceeds of approximately $67 million Focus on core banking operations Redeployment of capital in organic growth should offset earnings impact Should improve ONB efficiency ratio by approximately 150 basis points 1 Excludes allocation of corporate overhead expenses 2 Excludes intangible amortization and depreciation

Pro Forma Balance Sheet Impact Selected Financial Data Pro Forma for Insurance Subsidiary Sale March 31, 2016 Pro Forma March 31, 2016 Including Sale of Insurance Tangible Assets:     Total Assets $11,932.3 $11,943.2 Deduct Goodwill and Intangible Assets (617.1) (569.3) Tangible Assets: $11,315.2 $11,373.9       Tangible Common Equity:     Total Shareholders' Equity $1,508.6 $1,525.7 Deduct Goodwill and Intangible Assets (617.1) (569.3) Tangible Common Shareholders Equity $891.5 $956.4       Common Shares Issued & Outstanding at Period End 114,352 114,352       Tangible Common Book Value $7.80 $8.36 Tangible Common Equity to Tangible Assets 7.88% 8.41% $ in millions Shares in thousands

Wisconsin Leadership Len Devaisher Region CEO - Wisconsin   Len Devaisher is Old National’s Wisconsin Region CEO and a member of the Executive Leadership Group. Previously, he served as the SVP Business Partner Executive. Devaisher joined Old National in 2000 and served as a Commercial Relationship Manager until he was promoted to SVP Commercial Relationship Executive. DeVaisher took a leave of absence from Old National in 2010 and relocated his family to Tanzania, Africa to become the Chief Operating Officer of Young Life where he served for three years. Prior to joining Old National, Devaisher was employed by the University of Evansville, ADP and Connor Ford Sales. Devaisher holds a bachelor’s degree in economics from the University of Evansville.   Kevin Anderson Region President – Milwaukee   Kevin Anderson was recently promoted to Milwaukee Region President and will oversee Old National’s market activities in the Milwaukee area and report to Wisconsin Region CEO, Len Devaisher.   Kevin joined ONB in 2014 and served as Corporate Relationship Manager, Senior Vice President, in the Louisville Region. Prior to Old National, Kevin was Senior Vice President, Commercial Banking Manager at Fifth Third Bank in Louisville. He is a graduate of the University of Kentucky.

Update on Anchor Partnership Partnership completed May 1, 2016 60% stock / 40% cash 3.5505 common shares of ONB or $48.50 (fixed) in cash for each share of Anchor 124% price / tangible book value1 Announced Leadership Positions Len Devaisher – Wisconsin Region CEO Kevin Anderson – Milwaukee Region President Meeting or exceeding merger model assumptions 1Q16 pre-tax pre-provision income of $2.6 million includes $3.8 million in pre-tax merger-related expenses 1Q16 loan growth of 12.5% annualized Lower anticipated integration expenses Continued improvement credit metrics Deposit balances sticking thus far Cost savings remain on track 1 Based on ONB closing stock price of $13.40 on April 29, 2016 and Anchor tangible book value as of March 31, 2016

Anchor Financial Trends $ in millions 1 Includes $3.8 million in merger-related expenses

Why Wisconsin? Cultural similarities to newly entered growth markets Comparable competitive dynamics and client opportunities Wisconsin’s forecasted job picture has improved dramatically to No. 21 this year.1 Ranked #1 in the East North Central Region by Site Selection for top Workforce Development States Tied for 7th among all US states for job creation in the 2015 annual Gallup poll 1 Forbes.com

Investment Thesis Financial Data as of 3-31-16 Dated: May 16, 2016

Loan Growth $ in millions – End of Period 1 Includes Loans Held for Sale and Covered Loans 1 1 Annualized Organic Loan Growth of 4.6%

Commercial & Commercial Real Estate Loans $ in millions 1New Quarterly Production includes 50% credit for line of credit unfunded commitments 2Yield is based on funded balances only New Quarterly Production1 Production Yield 2 Average loan size of 1Q16 production is less than $400,000 Loan Pipeline

Consumer Loan Production & Yield Trends $ in millions New quarterly production includes unfunded commitments – Yield is based on funded balances only Direct Indirect Residential Mortgage

Auto Loan Portfolio $ in millions Total portfolio average original loan term of 70 months and weighted average FICO score of 766 Total Portfolio yield of 2.53% 30+ Days Delinquency at 3/31/2016 is 0.29% Loans are originated within the ONB footprint

Loan Concentrations As of March 31, 2016 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio Healthcare/Social Services, 9% Public Admin, 9% Manufacturing, 14% Educational Services, 8% Wholesale Trade, 7% Retail, 6% Other, 21% Real Estate Rental & Leasing, 5% Agriculture, 7% Construction & Land Dev, 6% Finance & Insurance, 4% Professional Services, 4% Industrial- Owner Occupied 5% Industrial-Non Owner Occupied 4% Retail-Owner Occupied 5% Retail-Non Owner Occupied 9% Office-Non Owner Occupied 12% Office-Owner 8% Multifamily 11% Acquisition & Development 2% Construction 18% Other 3% Family Rental 4% Other-Owner Occupied 10% Other-Non Owner Occupied 9% Occupied

$ in millions Credit Quality Trends

Net Charge-Offs / Provision $ in millions

ALLL and Remaining Purchase Discount Summary $ in millions 1 Non-GAAP financial measure which Management believes useful to demonstrate that the remaining discount considers credit risk and should be included as part of total coverage N/A = not applicable Excludes impact from Anchor partnership

Anchor Credit Quality Trends $ in thousands

Conservative Lending Limits/Risk Grades Borrower1 Asset Quality Rating (Risk Grades) In-House Lending Limit1 ($ in millions) 0 – Investment Grade $30 1 – Minimal Risk $25 2 – Modest Risk $25 3 – Average Risk $22.5 4 – Monitor $15 5 – Weak Monitor $10 6 – Watch $7.5 7 – Criticized (Special Mention) $5 In-house lending limits conservative relative to ONB’s legal lending limit at 03-31-2016 of $165.3 million per borrower 1Includes entire relationship with borrower Borrower1 Asset Quality Rating (Risk Grades) 8 – Classified (Problem) 9 – Nonaccrual

Investment Portfolio Purchases 1Q161 1 Data as of March 31, 2016

Investment Portfolio 1Includes market value for both available-for-sale and held-to-maturity securities

Net Interest Margin1 1 Fully taxable equivalent basis, non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 ONB Core includes contractual interest income of prior acquisitions 2

Acquired Loans $ in millions – as of March 31, 2016 1 1$6 million is considered nonaccrual PCI = Purchased Credit Impaired

Projected Purchase Accounting Impact Actual Accretion Projected Accretion1 Actual Discount Projected Discount1 $ in millions 1 Updated quarterly – subject to change IA = Indemnification Asset Manageable declines in purchase accounting impact expected in future periods Actual IA Amortization Projected IA Amortization1 Net Income Statement Contribution Projections assume no prepayments $94.9 million in remaining discount Excludes impact from Anchor partnership

$ in thousands Change to Net Interest Income based on a two year time horizon Refer to slide 37 for rate curves Modeled Interest Rate Sensitivity Total non-maturity, interest-bearing accounts increase from 0.06% to 0.31% in the “Up 100 bps” scenario 18.7% of total non-interest bearing DDA are considered rate sensitive 41% of C&I and CRE loans reprice within one year 14% of loans have floors; less than 1% of these loans are currently below their floor rates Investment portfolio duration of 3.80 at 3/31/16, down from 3.99 at 12/31/15.

$ in thousands Change to Net Interest Income based on a one year time horizon Refer to slide 37 for rate curves Modeled Interest Rate Sensitivity

Interest Rate Curves

Tangible Common Equity There is currently no board-authorized share repurchase plan in place. $ and shares in millions

$ in millions Total Revenue The Durbin Amendment reduced 4Q15 and 1Q16 interchange income each by $2.7 million $135.4 $135.1

Fee-Based Business Revenue $ in millions Asset Under Management at 3/31/2016 = $8,264 million 3/31/2015 = $8,097 million

$ in millions 1Operational expenses = total noninterest expense less merger/integration costs, efficiency program charges and litigation reserve – includes ongoing operating costs associated with prior acquisitions 1Q16 includes $2.0 million of higher seasonal costs FTE reduction of 368 (12%) from 1Q15 Branch reduction of 36 (18%) from 1Q15 7.8% reduction1 Noninterest Expense

Transforming Old National's Landscape



2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Consolidation of 5 branches
Returned to community bank model
Sold non-strategic market – Clarksville, TN – 5 branches
Consolidation of 2 branches
Sold non-strategic market – O'Fallon, IL – 1 branch
Acquired St. Joseph Capital – Entry into Northern IN market February, 2007
Consolidation of 8 branches
Consolidation of 1 branch
Acquired 65 Charter One branches throughout Indiana March, 2009
Consolidation of 10 branches
Consolidation of 12 branches
Acquired Monroe Bancorp – Enhanced Bloomington, IN presence January, 2011
Consolidation of 44 branches
Sold non-strategic market – Chicago-area - 4 branches
FDIC-assisted acquisition of Integra Bank July, 2011
Acquired Indiana Community – Entry into Columbus, IN September, 2012
Consolidation of 21 branches
Sold 12 branches
Acquired 24 MI / IN branches July, 2013
Consolidation of 22 branches
Acquired Tower Financial – Enhancing Ft. Wayne, IN presence April, 2014
Acquired United Bancorp — Entering Ann Arbor, MI July, 2014
Consolidation of 4 branches
Acquired LSB Financial Corp.– Enhancing Lafayette, IN presence November, 2014
Acquired Founders Financial Corporation– Entry into Grand Rapids, MI January, 2015
Consolidation of 23 branches
Sold non-strategic market – Southern IL – 12 branches + 5 branches
Acquired Anchor BanCorp Wisconsin Inc. – Entering the state of Wisconsin May, 2016

Acquired 255 | **Sold 39** | **Consolidated 152**

42

Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares Salary equal to or less than $150,000 1X salary in stock or 15,000 shares Stock ownership guidelines have been established for named executive officers as follows: As of March 31, 2016, each named executive officer has met their stock ownership requirement Commitment to Strong Corporate Governance

Executive Compensation Short Term Incentive Plan (CEO, CFO, CBA, CCO, Chief Legal Counsel) Performance Measure Weight Corporate Net Income 60% Net Charge-Offs 15% Efficiency Ratio 25% Tied to long term shareholder value: Long Term Incentive Plan (CFO,CBO, CCO, Chief Legal Counsel) Performance Measure Weight Performance-based 75% (67% TSR & 33% EPS Growth) Service-based 25% Long Term Incentive Plan (CEO) Performance Measure Weight Performance-based 100% (75% TSR & 25% EPS Growth)

Appendix

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions Shares in thousands

Non-GAAP Reconciliations

Old National’s 2016 Peer Group Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Investor Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP – Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com